Exhibit 10.20

                                ACCOUNT AGREEMENT
                                -----------------


     THIS ACCOUNT AGREEMENT, dated as of March 14, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Agreement"), by and among WINDSOR WOODMONT BLACK HAWK RESORT CORP., a Colorado corporation ("Owner"), SUNTRUST BANK, a Georgia banking corporation, as trustee (in such capacity, together with its successors and assigns, the "Trustee") for itself and for the benefit of the Holders (as defined herein), pursuant to the Indenture (as defined herein), and NORWEST BANK MINNESOTA, N.A., a national association ("Norwest"), as securities intermediary (Norwest, in such capacity, together with its successors and assigns, the "Securities Intermediary"), upon the following terms and conditions:

                                    RECITALS

     A. Owner and the Trustee are parties to that certain Pledge and Assignment Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Pledge Agreement"), which has been acknowledged by the Securities Intermediary.

     B. Owner desires that the Securities Intermediary hold certain financial assets and perform certain services with respect to such financial assets.

     C. The Securities Intermediary is willing to hold such assets and to perform such services, subject to the terms and conditions of this Agreement and the Pledge Agreement.

     NOW, THEREFORE, for the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. All capitalized terms used herein without definition shall have the meanings given to them in the Pledge Agreement. Terms used but not otherwise defined herein that are defined in the Uniform Commercial Code (as defined in the Pledge Agreement) shall have the meanings given in the Uniform Commercial Code.

     2. Establishment of Securities Accounts. (a) The Securities Intermediary hereby confirms and agrees that it has established Account No. 13645-100, in the name of Windsor Woodmont Black Hawk Resort Corp. Clearing Account ("Clearing Account"), Account No. 13645- 102, in the name of Windsor Woodmont Black Hawk Resort Corp. Trustee Construction Disbursement Account (the "Construction Disbursement Account"), Account No. 13645-103, in the name of Windsor Woodmont Black Hawk Resort Corp. Trustee Completion Reserve Account (the "Completion Reserve Account", together with the Construction Disbursement Account, the "Construction Accounts", together with the Clearing Account, the "Securities





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Accounts"), subject to the terms and conditions of this Agreement, the Cash
Collateral and Disbursement Agreement among the Trustee, the Owner, Hyatt Gaming Management, Inc., Norwest, as disbursement agent (Norwest, in such capacity, together with its successors and assigns, the "Disbursement Agent"), First American Heritage Title Company, as the construction escrow agent, and RE TECH+, Inc., as the independent construction consultant (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Disbursement Agreement"), and the Pledge Agreement. The Securities Intermediary agrees (i) to maintain the Securities Accounts at its office at Midwest Plaza West Tower, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479-0065, (ii) not to change the name or account number of the Securities Accounts without the prior written consent of the Trustee and (iii) to close the Securities Accounts upon the occurrence of the Final Accounts Disbursement pursuant to the Disbursement Agreement.

     (b) The Securities Accounts are accounts in which financial assets are or may be credited and the Securities Intermediary shall hold such financial assets in accordance with this Agreement and the Pledge Agreement. The term "hold" shall include the deposit of any part of or all of the financial assets with the Depositary Trust Company, the Federal Reserve Book Entry System or any other centralized securities depositary system or financial intermediary, whether presently or hereafter organized.

     (c) Title to the financial assets held in the Securities Accounts shall be registered in the name of the Securities Intermediary who shall credit on its books and records such financial assets as being held for the account of the Trustee and for the benefit of the Trustee (subject to the subordinated interest of Hyatt Gaming as set forth in the Hyatt Gaming Pledge and Assignment Agreement of even date herewith by the Owner in favor of Hyatt Gaming (as amended, restated, supplemented or otherwise modified from time to time, the "Hyatt Gaming Pledge Agreement") in accordance with the provisions set forth in the Pledge Agreement and the Securities Intermediary agrees that in no event shall any financial asset held in the Securities Accounts be registered in the name of the Owner or payable to the Owner.

     (d) The Owner hereby authorizes the Securities Intermediary, and the Securities Intermediary hereby agrees to comply with any order of the Trustee from time to time directing transfer or redemption of any financial asset relating to the Securities Accounts and shall comply with such entitlement order without further consent by the Owner, the Disbursement Agent or any other party. The Trustee shall have an exclusive interest in (subject to the subordinated interest of Hyatt Gaming as set forth in the Hyatt Gaming Pledge Agreement) and sole dominion and control of the Securities Accounts and except in accordance with and pursuant to the Disbursement Agreement, the Securities Intermediary shall not comply with any future request by the Owner in connection with the Securities Accounts, including any request to close the Securities Accounts, unless consented to in writing by the Trustee.

     3. "Financial Asset" Election. The Securities Intermediary hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) held in the Securities Accounts shall be treated as a "financial asset" within the meaning of 8-102(a)(9) of the Uniform Commercial Code.


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     4. Securities Intermediary's Duties Regarding Investments. The Securities
Intermediary shall have no responsibility for supervision or management of any property at any time in the Securities Accounts, except as provided in this Agreement, the Disbursement Agreement or the Pledge Agreement. The Securities Intermediary's responsibility with regard to the sale, purchase or exchange of investments shall be limited to the written orders of the Disbursement Agent, as directed by the Owner in accordance with the Disbursement Agreement (with respect to the Construction Accounts) or the Clearing Account Letter Agreement (with respect to the Clearing Account), without the need for further consent by Owner, provided that the Securities Intermediary may take direction from the Owner with respect to investment as provided in the Disbursement Agreement.

     5. Collection of Income and Principal. The Securities Intermediary shall collect income and principal becoming due on the assets in the Securities Accounts, but shall be under no responsibility or duty to undertake collection efforts or to instigate or participate in any legal proceedings or to retain counsel in an effort to accomplish such collection. The Securities Intermediary shall advise the Owner and the Trustee within a reasonable time of any non-payment of principal or income. Any income received shall be disposed of as set forth in the Pledge Agreement and the Disbursement Agreement.

     6. Instructions: Signatures. Except as provided in the Disbursement Agreement, all instructions and directions for the Securities Accounts must be in writing, signed by a person or persons duly authorized to sign on behalf of the Trustee in such form as the Securities Intermediary may reasonably require. Specimen signatures of all persons to whom authority has been delegated shall be furnished. The Securities Intermediary shall provide copies of such instructions to Owner. The following employees of the Trustee are authorized to deliver instructions to the Securities Intermediary hereunder:

         Name                                        Title
         ----                                        -----


         ---------------------------                ----------------------------
         Specimen                                    Signature


         ---------------------------                 ---------------------------
         Specimen                                    Signature


         ---------------------------                 ---------------------------
         Specimen                                    Signature

     7. Accounting. The Securities Intermediary shall keep complete and accurate books of account showing all receipts, disbursements and transactions in the Securities Accounts and shall prepare and deliver to Owner and the Trustee monthly reports summarizing the activity in the Securities Accounts. The Securities Intermediary shall provide reports more frequently upon the reasonable request by the Owner or the Trustee. Owner agrees that it retains the



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obligation to prepare and file all required federal, state and local tax reports and returns and to pay any taxes related to its ownership of the assets in the Securities Accounts.

     8. Adverse Claims. Except for the claims and interests of the Trustee (subject to the subordinated interest of Hyatt Gaming as set forth in the Hyatt Gaming Pledge Agreement) and the Owner in the Securities Accounts, the Securities Intermediary does not have information pertaining to or current knowledge of any claim to, or interest in, the Securities Accounts or in any "financial asset" (as defined in Section 8-102(a) of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Accounts or in any financial asset carried therein, the Securities Intermediary will promptly notify the Trustee and the Owner thereof. The Securities Intermediary has not entered into any agreement with any other Person relating to the Securities Accounts and/or any of the financial assets credited thereto pursuant to which it agrees or has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the Uniform Commercial Code) of such Person; provided, that the Securities Intermediary shall take written orders from the Disbursement Agent at the request of the Owner with respect to investment of the property in the Securities Accounts.

     9. Authority. Any person executing this agreement in a fiduciary or other representative capacity represents that they have full power and authority to do so and that any applicable or required court, corporate or other authority has been duly and properly given and continues as of the date hereof.

     10. Fees and Costs. Owner agrees to pay all reasonable costs incurred by the Securities Intermediary in connection with the Securities Accounts. Such costs will be paid by Owner directly to the Securities Intermediary upon demand.

     11. Successors and Assigns; Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties, and their respective permitted successors and permitted assigns. This Agreement shall not confer any rights or remedies upon any third party.

     12. Governing Law; Severability. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF AND EACH OF THE PARTIES HERETO, TOGETHER WITH THE SECURITIES INTERMEDIARY, EXPRESSLY AGREES THAT FOR PURPOSES OF SECTIONS 8-110 OF THE UNIFORM COMMERCIAL CODE, THE SECURITIES INTERMEDIARY'S JURISDICTION IS NEW YORK. If any term or provision of this Agreement is held to be or rendered invalid or unenforceable at any time in any jurisdiction, such term or provision shall not affect the validity or enforceability of any other terms or provisions of this Agreement, or the validity or enforceability of such affected terms or provisions at any other time or in any other jurisdiction.

     13. Entire Agreement; . This Agreement, together with those other agreements referenced herein, constitutes the entire understanding and agreement of the Owner, the Trustee and the Securities Intermediary, and shall supersede



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any other agreements and understandings (written or oral) among the Owner, the
Trustee and the Securities Intermediary on or prior to the date of this Agreement with respect to the transaction contemplated in this Agreement. No amendment or modification to any terms of this Agreement, or cancellation of this Agreement, shall be valid unless in writing and executed and delivered by all the parties hereto.

     14. Facsimile; Counterparts. Each party hereto may deliver an executed signature page to this Agreement by facsimile transmission to the other party, which facsimile copy shall be deemed to be an original executed signature page; provided, however, that such party shall deliver an original signature page to the other party promptly thereafter. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the parties hereto had signed the same signature page.

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                          signatures on following page]




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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        OWNER:

                                        WINDSOR WOODMONT BLACK HAWK
                                        RESORT, CORP., a Colorado corporation


                                        By:
                                                --------------------------------
                                        Name:
                                                --------------------------------
                                        Title:
                                                --------------------------------


                                        TRUSTEE:

                                        SUNTRUST BANK, a Georgia banking
                                        corporation

                                        By:
                                                --------------------------------
                                        Name:
                                                --------------------------------
                                        Title:
                                                --------------------------------


                                        SECURITIES INTERMEDIARY:

                                        NORWEST BANK MINNESOTA, N.A., a
                                        national association


                                        By:
                                                --------------------------------
                                        Name:
                                                --------------------------------
                                        Title:
                                                --------------------------------